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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 25, 2004
                Date of Report (Date of Earliest Event Reported)



                           Schering-Plough Corporation
             (Exact name of registrant as specified in its charter)




  New Jersey                           1-6571                 22-1918501
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)



                            2000 Galloping Hill Road
                              Kenilworth, NJ 07033
          (Address of principal executive offices, including Zip Code)


                                 (908) 298-4000
              (Registrant's telephone number, including area code)




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Item 5. Other Events and Regulation FD Disclosure

On May 25, 2004 Schering-Plough Corporation announced that Thomas H. Kelly, currently Vice President and Controller and Schering-Plough's Principal Accounting Officer, will become Vice President, Corporate Business Development effective June 1, 2004.

On May 25, 2004 Schering-Plough announced that Douglas J. Gingerella, currently Vice President, Corporate Audits, will become Vice President and Controller and Schering-Plough's Principal Accounting Officer effective June 1, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Schering-Plough Corporation




By: /s/ Robert Bertolini
   -------------------------------------------------
Robert Bertolini
Executive Vice President and Chief Financial Officer

Date: May 25, 2004